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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 24, 2000

                               INSMED INCORPORATED
             (Exact name of registrant as specified in its charter)



           VIRGINIA                       0-30739                  54-1972729
---------------------------------      ------------                ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
     incorporation)                                          Identification No.)



                    800 East Leigh Street, Richmond, VA 23219
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (804) 828-6893
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ITEM 5.  OTHER EVENTS

          On November 24, 2000, Insmed Incorporated publicly announced that it had received preliminary data for two clinical trials. This information is included in the press release attached hereto as
          Exhibit 99.1 which was posted on Insmed's website on November 27, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS


(c)      Exhibit

          99.1  Press Release dated November 24, 2000.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INSMED INCORPORATED


Date: November 22, 2000                           By:  /s/ Michael D. Baer
                                                       -------------------
                                                        Michael D. Baer
                                                        Chief Financial Officer
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                              INSMED INCORPORATED
                               INDEX TO EXHIBITS



Exhibit Number

99.1  Press Release dated November 24, 2000.